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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statement of Internet Pictures Corporation on Form S-8 (File No. 333-33358) of our report dated January 28, 2000, relating to the consolidated financial statements of Interactive Pictures Corporation, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
---------------------------------
PricewaterhouseCoopers LLP


Knoxville, Tennessee
March 29, 2000